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Securities Exchange Act of 1934

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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack 2055

Transamerica ClearTrack 2060

Transamerica ClearTrack Retirement Income

Transamerica Dynamic Income

TRANSAMERICA SERIES TRUST

Transamerica Legg Mason Dynamic Allocation - Balanced VP

Transamerica Legg Mason Dynamic Allocation - Growth VP

Transamerica QS Investors Active Asset Allocation - Conservative VP

Transamerica QS Investors Active Asset Allocation - Moderate VP

Transamerica QS Investors Active Asset Allocation - Moderate Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

October 28, 2020

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Boards of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust of new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors, LLC (“QS Investors”) with respect to Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060, Transamerica ClearTrack Retirement Income and Transamerica Dynamic Income, each a series of Transamerica Funds; and Transamerica Legg Mason Dynamic Allocation – Balanced VP, Transamerica Legg Mason Dynamic Allocation – Growth VP, Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, each a series of Transamerica Series Trust (the “TST Funds”), (each a “Fund” and the Transamerica Funds and TST Funds together, the “Funds”). We are also providing you with additional information concerning the Board’s approval of a new sub-sub-advisory agreement between QS Investors and Western Asset Management Company (“Western Asset”) with respect to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP, both TST Funds (the “Dynamic Allocation Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-advisory and sub-sub-advisory agreements for your Fund(s). We encourage you to store this document with your Transamerica investment information.

On June 17-18, 2020, the Board approved new sub-advisory agreements between TAM, the Funds’ investment manager, and QS Investors, the Funds’ sub-adviser, (the “New Sub-Advisory Agreements”) with respect to the Funds and a new sub-sub-advisory agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds (the “New Sub-Sub-Advisory Agreement” and together with the New Sub-Advisory Agreements, the “New Agreements”) to take effect upon the closing of Franklin Resources, Inc.’s acquisition of Legg Mason Inc., the ultimate parent entity of QS Investors and Western Asset (the “Transaction”). The Transaction closed on July 31, 2020.

The Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the prior sub-advisory agreements with QS Investors with respect to the Funds and the prior sub-sub-advisory agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds, and resulted in the automatic termination of those prior agreements. In approving the New Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory and sub-sub-advisory services provided to the Funds. TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement provides information regarding the New Agreements.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Funds or 1-800-851-9777 for TST Funds.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack 2055

Transamerica ClearTrack 2060

Transamerica ClearTrack Retirement Income

Transamerica Dynamic Income

TRANSAMERICA SERIES TRUST

Transamerica Legg Mason Dynamic Allocation - Balanced VP

Transamerica Legg Mason Dynamic Allocation - Growth VP

Transamerica QS Investors Active Asset Allocation - Conservative VP

Transamerica QS Investors Active Asset Allocation - Moderate VP

Transamerica QS Investors Active Asset Allocation - Moderate Growth VP

October 28, 2020

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (each a “Trust” and collectively, the “Trusts”) regarding the approval of new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors, LLC (“QS Investors”) to the respective shareholders of Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060, Transamerica ClearTrack Retirement Income, Transamerica Dynamic Income, each a series of Transamerica Funds; and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Legg Mason Dynamic Allocation – Balanced VP, Transamerica Legg Mason Dynamic Allocation – Growth VP, Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, each a series of Transamerica Series Trust (the “TST Funds”), (each a “Fund” and the Transamerica Funds and TST Funds together the “Funds”). This Joint Information Statement also provides information concerning the Board’s approval of a new sub-sub-advisory agreement between QS Investors and Western Asset Management Company (“Western Asset” or “Sub-Sub-Adviser”) with respect to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP, both TST Funds (the “Dynamic Allocation Funds”). Transamerica Funds and TST, each a registered investment company, are each organized as Delaware statutory trusts.

Shares of the TST Funds are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The contract holders and policy owners who are owners of the separate accounts are not direct shareholders of the TST Funds. However, for ease of reference, shareholders of the Transamerica Funds and contract and policy owners invested in the TST Funds are collectively referred to in this Joint Information Statement as “shareholders.”

On February 18, 2020, Franklin Resources, Inc. (“Franklin”) and Legg Mason Inc. (“Legg Mason”) announced that they had entered into an agreement under which Franklin would acquire Legg Mason and its affiliates, including QS Investors and Western Asset (the “Transaction”). The Transaction closed on July 31, 2020. This Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the prior sub-advisory agreements with QS Investors with respect to the Funds (“Prior Sub-Advisory Agreements”) and the prior sub-sub-advisory agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds (“Prior Sub-Sub-Advisory Agreement”), and resulted in the automatic termination of those prior agreements.

In anticipation of the Transaction, on June 17-18, 2020, the Board approved new sub-advisory agreements between TAM, the Funds’ investment manager, and QS Investors, the Funds’ sub-adviser, (the “New Sub-Advisory Agreements”) with respect to the Funds and a new sub-sub-advisory agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds (the “New Sub-Sub-Advisory Agreement” and together with the New Sub-Advisory Agreements, the “New Agreements”) to take effect upon the closing of the Transaction.

In approving the New Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory and sub-sub-advisory services provided to the Funds. TAM continues to serve as each Fund’s investment manager. Copies of the New Agreements are attached hereto as Exhibit A.

This Joint Information Statement provides information regarding the approval by the Board of the New Sub-Advisory Agreements with respect to all the Funds and the New Sub-Sub-Advisory Agreement with respect to the Dynamic Allocation Funds. Effective July 31, 2020, the Funds are sub-advised by QS Investors and the New Sub-Advisory Agreements and the New Sub-Sub-Advisory Agreement became necessary due to the closing of the Transaction that resulted in an assignment and automatic termination of the Prior Sub-Advisory Agreements for all the Funds and the Prior Sub-Sub-Advisory Agreement with respect to the Dynamic Allocation Funds.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of September 30, 2020 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement and/or sub-sub-advisory agreement to its shareholders.

A notice of internet availability of the Joint Information Statement (“Notice”) is being mailed on or about October 28, 2020. QS Investors will bear the costs of preparing and distributing this Joint Information Statement and the Notice to the Funds’ respective shareholders.

The annual reports of each of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of the Transamerica Funds is October 31. The fiscal year end of the TST Funds is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Funds and 1-800-851-9777 for TST Funds or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Transamerica website until at least April 30, 2021 at https://www.transamerica.com/media/qs-investors-control-change_tcm145-121780.pdf. A paper or email copy of this Joint Information Statement may be obtained, without charge, by contacting 1-888-233-4339 for Transamerica Funds and 1-800-851-9777 for TST Funds.

TRANSAMERICA FUNDS

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack 2055

Transamerica ClearTrack 2060

Transamerica ClearTrack Retirement Income

Transamerica Dynamic Income

TRANSAMERICA SERIES TRUST

Transamerica Legg Mason Dynamic Allocation - Balanced VP

Transamerica Legg Mason Dynamic Allocation - Growth VP

Transamerica QS Investors Active Asset Allocation - Conservative VP

Transamerica QS Investors Active Asset Allocation - Moderate VP

Transamerica QS Investors Active Asset Allocation - Moderate Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds regarding the New Sub-Advisory Agreement for each Fund and the New Sub-Sub-Advisory Agreement for the Dynamic Allocation Funds. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreements between TAM and QS Investors with respect to the Funds and the New Sub-Sub-Advisory Agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds in advance of the closing of the Transaction.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval, under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide shareholders with certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreements nor the New Sub-Sub-Advisory Agreement, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the approval of QS Investors as each Fund’s sub-adviser and the approval of the New Sub-Advisory Agreements with respect to the Funds. In addition, TAM recommended to the Board the approval of the New Sub-Sub-Advisory Agreement with respect to the Dynamic Allocation Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why did TAM recommend and the Board approve the New Sub-Advisory Agreements with QS Investors?

A.

The material terms of each New Sub-Advisory Agreement are substantially similar to the material terms of each Prior Sub-Advisory Agreement between QS Investors and TAM. The services provided by QS Investors and the sub-advisory fee rates payable to QS Investors under each New Sub-Advisory Agreement with respect to each Fund are the same as those under the Prior Sub-Advisory Agreements. In addition, there is expected to be no diminution in the nature, extent and quality of the services provided to each Fund as a result of the Transaction. TAM believes that QS Investors will retain the same investment processes, key personnel and other support systems as under each Prior Sub-Advisory Agreement. After discussion, the Board approved QS Investors as each Fund’s sub-adviser and the New Sub-Advisory Agreements. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

Q.	Why did TAM recommend and the Board approve the New Sub-Sub-Advisory Agreement between QS Investors and Western Asset?

A.

The material terms of the New Sub-Sub-Advisory Agreement are substantially similar to the material terms of each Prior Sub-Sub-Advisory Agreement between QS Investors and Western Asset. The services provided by QS Investors and Western Asset and the sub-sub-advisory fee rates payable to Western Asset under the New Sub-Sub-Advisory Agreement with respect to each Dynamic Allocation Fund are the same as those under the Prior Sub-Sub-Advisory Agreement. In addition, there is expected to be no diminution in the nature, extent and quality of the services provided to each Fund as a result of the Transaction. TAM believes that Western Asset will retain the same investment processes, key personnel and other support systems as under each Prior Sub-Sub-Advisory Agreement. After discussion, the Board approved the New Sub-Sub-Advisory Agreement. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes QS Investors and the terms of the New Sub-Advisory Agreements between TAM and QS Investors and the New Sub-Sub-Advisory Agreement between QS Investors and Western Asset.

At a meeting of the Board held on June 17-18, 2020, the Board approved, at TAM’s recommendation, each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement effective upon the closing of the Transaction. The Transaction closed on July 31, 2020.

The Prior Sub-Advisory Agreements and the Prior Sub-Sub-Advisory Agreement each terminated automatically upon the closing of the Transaction with Franklin as discussed above. The Transaction constituted an “assignment” of each Prior Sub-Advisory Agreement and Prior Sub-Sub-Advisory Agreement under the 1940 Act, resulting in the automatic termination of each Prior Sub-Advisory Agreement and Prior Sub-Sub-Advisory Agreement. This gave rise to the necessity for the Board to approve New Sub-Advisory Agreements between TAM and QS Investors with respect to the Funds and a New Sub-Sub-Advisory Agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 17-18, 2020. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the Transaction.

No officer or Board Member of the Funds is a director, officer or employee of QS Investors. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in QS Investors or any other person controlling, controlled by or under common control with QS Investors. None of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which QS Investors or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS AND PRIOR SUB-SUB-ADVISORY AGREEMENT

QS Investors served as sub-adviser to the Transamerica Funds from March 1, 2015, through the closing of the Transaction. QS Investors served as sub-adviser to the TST Funds from July 1, 2015, through the closing of the Transaction. QS Investors provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements. The Prior Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, on June 17-18, 2020. Western Asset provided sub-sub-advisory services to the Dynamic Allocation Funds pursuant to the Prior Sub-Sub-Advisory Agreement through the closing of the Transaction. The Prior Sub-Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members on June 17-18, 2020.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS AND SUB-SUB-ADVISORY AGREEMENT

Descriptions of the sub-advisory fee rates payable by TAM to QS Investors appear below under the caption “Sub-Advisory Fees.”

Description of the sub-sub-advisory fee rates payable by QS Investors to Western Asset appear below under the caption “Sub-Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into each New Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, effective upon the closing of the Transaction. Each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement was approved by the Board on June 17-18, 2020 and became effective as of July 31, 2020.

Each New Sub-Advisory Agreement and the New Sub-Sub Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of each Prior Sub-Advisory Agreement and the Prior Sub-Sub-Advisory Agreement and those of each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement, respectively, are substantially similar. The management fees payable by the Funds to TAM, and the sub-advisory fee rates payable by TAM to QS Investors are unchanged under each New Sub-Advisory Agreement and the sub-sub-advisory fee rates payable by QS Investors to Western Asset are unchanged under the New Sub-Sub-Advisory Agreement.

Under the terms of each New Sub-Advisory Agreement, subject to the supervision of each Trust’s Board and TAM, QS Investors shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to QS Investors by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to QS Investors. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement provides that subject to the supervision of the Trust’s Board and QS Investors, Western Asset shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to Western Asset by QS Investors from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of QS Investors or the Trust by reasonable notice in writing to Western Asset. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement provides that QS Investors will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to QS Investors, or to any other fund or account over which QS Investors or its affiliates exercise investment discretion. Each New Sub-Advisory Agreement also provides that QS Investors may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where QS Investors has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or QS Investors’ overall responsibilities with respect to the Funds and to other funds and clients for which QS Investors exercises investment discretion. The Board may adopt policies and procedures that modify and restrict QS Investors’ authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement provides that Western Asset will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Western Asset, or to any other fund or account over which Western Asset or its affiliates exercise investment discretion. The New Sub-Sub-Advisory Agreement also provides that Western Asset may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Western Asset has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Western Asset’s overall responsibilities with respect to the Funds and to other funds and clients for which Western Asset exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Western Asset’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund upon 60 days’ prior written notice, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon 60 days’ prior written notice to QS Investors, without the payment of any penalty; (iii) may be terminated by QS Investors upon 90 days’ advance written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by QS Investors and shall not be assignable by TAM without the consent of QS Investors. The Prior Sub-Advisory Agreements contained the similar provisions.

The New Sub-Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund upon 60 days’ prior written notice, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by QS Investors upon 60 days’ prior written notice to Western Asset, without the payment of any penalty; (iii) may be terminated by Western Asset upon 90 days’ advance written notice to QS Investors; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by Western Asset and shall not be assignable by QS Investors without the consent of Western Asset. The Prior Sub-Sub-Advisory Agreement contained similar provisions.

Each New Sub-Advisory Agreement requires that QS Investors, at its expense, supply the Board, the officers of the Trusts and TAM with all information and reports reasonably required by them and reasonably available to QS Investors relating to the services provided pursuant to each New Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement requires that Western Asset, at its expense, supply the Board, the officers of the Trust and QS Investors with all information and reports reasonably required by them and reasonably available to Western Asset relating to the services provided pursuant to the New Sub-Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Sub-Advisory Agreement contained the same provisions

Each New Sub-Advisory Agreement states that QS Investors shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that QS Investors is not protected against any liability to TAM or the Funds to which QS Investors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement states that Western Asset shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Western Asset is not protected against any liability to QS Investors or the Funds to which Western Asset would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Sub- Advisory Agreement. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement provides that unless TAM advises QS Investors in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, QS Investors shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by QS Investors, in accordance with QS Investors’ proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement provides that unless QS Investors advises Western Asset in writing that the right to vote proxies has been expressly reserved to QS Investors or the Trust or otherwise delegated to another party, Western Asset shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by Western Asset’s, in accordance with Western Asset’s proxy voting policies and procedures without consultation with QS Investors or the Funds. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement provides that QS Investors, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds or TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement provides that Western Asset in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds or QS Investors in any way or otherwise be deemed to be an agent of the Funds or QS Investors. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement requires QS Investors to make certain representations and covenants, including concerning QS Investors’ review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which QS Investor is managing each Fund, and QS Investors’ commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Sub-Advisory Agreement requires Western Asset to make certain representations and covenants, including concerning Western Asset’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Western Asset is managing each Fund, and Western Asset’s commitment to promptly notify QS Investors and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Sub-Advisory Agreement contained the same provisions.

Each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement provide that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Prior Sub-Advisory Agreement and the Prior Sub-Sub-Advisory Agreement provided that they would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each New Sub-Advisory Agreement and New Sub-Sub-Advisory Agreement. The summary of each New Sub-Advisory Agreement and the New Sub-Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of each agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the Transaction, the management fees payable by the Funds to TAM did not change. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060 and Transamerica ClearTrack Retirement Income

First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37%
In excess of $4 billion	0.36%

Transamerica Dynamic Income

First $500 million	0.50%
Over $500 million up to $1 billion	0.49%
Over $1 billion up to $1.5 billion	0.48%
Over $1.5 billion up to $2 billion	0.47%
Over $2 billion up to $2.5 billion	0.46%
In excess of $2.5 billion	0.45%

Transamerica Legg Mason Dynamic Allocation—Balanced VP

First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56%
Over $1.5 billion up to $2.5 billion	0.54%
Over $2.5 billion up to $3 billion	0.52%
In excess of $3 billion	0.51%

Transamerica Legg Mason Dynamic Allocation—Growth VP

First $750 million	0.58%
Over $750 million up to $1 billion	0.57%
Over $1 billion up to $2.5 billion	0.55%
Over $2.5 billion up to $3 billion	0.53%
In excess of $3 billion	0.52%

Transamerica QS Investors Active Asset Allocation—Conservative VP

Transamerica QS Investors Active Asset Allocation—Moderate VP

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
In excess of $2.5 billion	0.50%

Management fees are accrued daily and paid by each Fund monthly. As of July 31, 2020, the net assets of the Funds were:

Fund Name:	Net Assets:
Transamerica ClearTrack 2015	$35,478,842.08
Transamerica ClearTrack 2020	$40,413,782.85
Transamerica ClearTrack 2025	$61,269,499.08
Transamerica ClearTrack 2030	$56,886,405.00
Transamerica ClearTrack 2035	$57,891,484.54
Transamerica ClearTrack 2040	$51,039,536.66
Transamerica ClearTrack 2045	$33,482,034.74
Transamerica ClearTrack 2050	$27,677,381.76
Transamerica ClearTrack 2055	$690,647.95
Transamerica ClearTrack 2060	$658,446.38
Transamerica ClearTrack Retirement Income	$61,033,400.46
Transamerica Dynamic Income	$128,317,806.68
Transamerica Legg Mason Dynamic Allocation—Balanced VP	$1,040,226,429.46
Transamerica Legg Mason Dynamic Allocation—Growth VP	$447,682,200.75
Transamerica QS Investors Active Asset Allocation—Conservative VP	$349,989,368.60
Transamerica QS Investors Active Asset Allocation—Moderate VP	$1,310,085,327.07
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	$514,705,883.76

QS INVESTORS SUB-ADVISORY FEES

Each New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreements.

Under each New Sub-Advisory Agreement, TAM (not the Funds) pays QS Investors the following sub-advisory fees for its services with respect to the Funds’ average daily net assets on an annual basis:

Fund	Investment Sub-Advisory Fee*
Transamerica ClearTrack 2015	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2020	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2025	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2030	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2035	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2040	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2045	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2050	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2055	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack 2060	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica ClearTrack Retirement Income	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica Dynamic Income	0.07% of first $250 million; 0.06% over $250 million up to $500 million; 0.05% over $500 million up to $1.5 billion; 0.04% over $1.5 billion up to $2.5 billion; and 0.03% over $2.5 billion.

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the Transamerica ClearTrack funds, each a separate series of Transamerica Funds.

Fund	Investment Sub-Advisory Fee*
Transamerica QS Investors Active Asset Allocation—Conservative VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

Transamerica QS Investors Active Asset Allocation—Moderate VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, each a separate series of Transamerica Series Trust.

Fund	Investment Sub-Advisory Fee*
Transamerica Legg Mason Dynamic Allocation—Balanced VP	0.13% of the first $1.5 billion;
Transamerica Legg Mason Dynamic Allocation—Growth VP	0.11% over $1.5 billion up to $2.5 billion; 0.10% over $2.5 billion

*

As a percentage of average daily net assets on an annual basis. Sub-advisory fees are based upon the combined assets for Transamerica Legg Mason Dynamic Allocation—Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP

The following tables with respect to the Transamerica Funds shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to QS Investors pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended October 31, 2019.

Fund Name	Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to QS Investors (Net of Fees Reimbursed)
Transamerica ClearTrack 2015	$151,009	$76,714	$94,180	$19,870
Transamerica ClearTrack 2020	$217,644	$70,864	$169,582	$28,637
Transamerica ClearTrack 2025	$281,655	$50,500	$259,265	$37,060
Transamerica ClearTrack 2030	$218,124	$55,023	$188,813	$28,701
Transamerica ClearTrack 2035	$221,563	$54,788	$193,290	$29,153
Transamerica ClearTrack 2040	$195,880	$57,073	$161,665	$25,774
Transamerica ClearTrack 2045	$131,172	$68,818	$82,353	$17,259
Transamerica ClearTrack 2050	$102,314	$75,329	$46,990	$13,462
Transamerica ClearTrack 2055	$2,189	$94,570	($74,341)	$288
Transamerica ClearTrack 2060	$2,164	$94,583	($74,370)	$285
Transamerica ClearTrack Retirement Income	$257,807	$61,545	$214,619	$33,922
Transamerica Dynamic Income	$976,485	$143,849	$841,296	$136,708

The following table with respect to the TST Funds shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to QS Investors pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended December 31, 2019.

Fund Name	Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to QS Investors (Net of Fees Reimbursed)
Transamerica Legg Mason Dynamic Allocation—Balanced VP	$6,310,755	$0	$6,310,755	$1,432,282
Transamerica Legg Mason Dynamic Allocation—Growth VP	$2,883,440	$0	$2,883,440	$639,459
Transamerica QS Investors Active Asset Allocation—Conservative VP	$2,095,919	$0	$2,095,919	$365,348
Transamerica QS Investors Active Asset Allocation—Moderate VP	$7,714,218	$0	$7,714,218	$1,389,135
Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	$3,380,782	$0	$3,380,782	$595,905

WESTERN ASSET SUB-SUB-ADVISORY FEES

The New Sub-Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Sub-Advisory Agreement.

Under the New Sub-Sub-Advisory Agreement, QS Investors (not the Funds) pays Western Asset the following sub-sub-advisory fees for its services with respect to the Dynamic Allocation Funds’ average daily net assets on an annual basis:

Fund	Investment Sub-Sub-Advisory Fee*
Transamerica Legg Mason Dynamic Allocation—Balanced VP Transamerica Legg Mason Dynamic Allocation—Growth VP	0.10% up to $100 million; 0.09% over $100 million up to $350 million; 0.08% over $350 million up to $750 million; 0.07% over $750 million up to $1.5 billion 0.06% over $1.5 billion**

*	As a percentage of average daily net assets on an annual basis.
**	Sub-advisory fees are based on equally aggregated assets between Transamerica Legg Mason Dynamic Allocation—Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP.

INFORMATION REGARDING THE SUB-ADVISER AND SUB-SUB-ADVISER

QS Investors has been a registered investment adviser since 2010. As of June 30, 2020, QS Investors had approximately $17 billion in total assets under management. In 2020, QS Investors became a wholly-owned, specialist investment manager of Franklin Resources, Inc. (referred to as Franklin Templeton), which had assets under management totaling approximately $1.4 trillion as of June 30, 2020 (assets under management represent combined assets of Franklin Templeton, Legg Mason and subsidiary investment management groups).

Effective October 1, 2020 QS Investors combined with the Franklin Templeton Multi-Asset Solutions (FTMAS) capabilities to form Franklin Templeton Investment Solutions (FTIS), a single best-in-class solutions business platform that will deliver an expanded range of investment capabilities to clients. The combined team of more than 120 investment professionals will oversee more than $120 billion in multi-asset strategies, leveraging a broad spectrum of investment capabilities from fundamental to quantitative. The principal business address of QS Investors is 880 Third Avenue, 7th Floor, New York, New York 10022.

Western Asset has been a registered investment adviser since 1971. As of June 30, 2020, the total assets under management of Western Asset were approximately $468.5 billion. In 2020, Western Asset became a wholly-owned subsidiary of Franklin Resources, Inc. Western Asset is an affiliate of QS Investors. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101.

Portfolio Managers

Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica Clear Track 2040,Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060, Transamerica ClearTrack Retirement Income and Transamerica Dynamic Income

Name	Sub-Adviser	Positions Over Past Five Years
Lisa Wang, CFA	QS Investors, LLC	Portfolio Manager of the Funds since 2019; Portfolio Manager, QS Investors, LLC since 2014.

Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the Funds since 2015; Head of Multi-Asset Portfolio Management, QS Investors, LLC since 2010.

Transamerica Legg Mason Dynamic Allocation—Balanced VP

Transamerica Legg Mason Dynamic Allocation—Growth VP

Name	Sub-Adviser/Sub-Sub-Adviser	Positions Over Past Five Years
Lisa Wang, CFA	QS Investors, LLC	Portfolio Manager of the Funds since 2019; Portfolio Manager, QS Investors, LLC since 2014.

Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the Funds since 2015; Head of Multi-Asset Portfolio Management, QS Investors, LLC since 2010.

Prashant Chandran	Western Asset Management, LLC	Portfolio Manager of the Funds since 2012; Employed by Western Asset Management, LLC since 2005.

Jim K. Huynh	Western Asset Management, LLC	Portfolio Manager of the Funds since 2014; Employed by Western Asset Management, LLC since 2003.

S. Kenneth Leech	Western Asset Management, LLC	Portfolio Manager of the Fund since 2014; Chief Investment Officer since 1990.

Transamerica QS Investors Active Asset Allocation—Conservative VP

Transamerica QS Investors Active Asset Allocation – Moderate VP

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Name	Sub-Adviser	Positions Over Past Five Years
Lisa Wang, CFA	QS Investors, LLC	Portfolio Manager of the Funds since 2019; Portfolio Manager, QS Investors, LLC since 2014; Vice President of ETF Trading for Deutsche Bank from 2011 to 2014.

Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the Funds since 2014; Head of Multi-Asset Portfolio Management, QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999 to 2010.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of QS Investors as of July 31, 2020. The business address of each individual as it relates to that person’s position with QS Investors is 880 Third Avenue, 7th Floor, New York, New York 10022.

Name	Position with QS Investors
Adam Petryk	President & CEO

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Western Asset as of July 31, 2020. The business address of each individual as it relates to that person’s position with Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101.

Name	Position with Western Asset
James W. Hirschmann	Director – President and Chief Executive Officer, Western Asset (Chairman)

Jennifer W. Murphy	Director – Chief Operating Officer, Western Asset (Executive Director)

Jennifer Johnson	Non-Employee Director – President, Chief Executive Officer, Franklin Templeton (Non-Executive Director)

Matthew Nicholls	Non-Employee Director – Executive Vice President, Chief Financial Officer, Franklin Templeton (Non-Executive Director)

Name	Position with Western Asset
Jed A. Plafker	Non-Employee Director – Executive Vice President, Head of Global Distribution, Franklin Templeton (Non-Executive Director)

Marzo Bernardi	Director of Client Service and Marketing

Daniel E. Giddings	Assistant Secretary

James W. Hirschmann	President and Chief Executive Officer

Dennis J. McNamara	Director of Portfolio Operations

Jennifer W. Murphy	Chief Operating Officer

Management Activities. QS Investors does not act as investment adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on June 17-18, 2020, the Board Members considered the continued retention of QS Investors as sub-adviser to the Funds and Western Asset as sub-sub-adviser to the Dynamic Allocation Funds. Following their review and consideration, the Board Members determined that the terms of the New Agreements were reasonable, and approval of each New Agreement was in the best interests of the applicable Fund and its shareholders. The Board Members, including the Independent Board Members, unanimously approved the New Agreements for an initial two-year period.

To assist the Board Members in their consideration of the New Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)

that QS Investors would remain the sub-adviser to the Funds and Western Asset would remain the sub-sub-adviser to the Dynamic Allocation Funds, and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and their shareholders, including compliance services;

(b)	that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors or Western Asset following the transaction;

(c)	that QS Investors and Western Asset will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)

that QS Investors and Western Asset will continue to have the capabilities, resources and personnel necessary to provide services to the Funds based on an assessment of QS Investors and Western Asset, their investment personnel, and the services QS Investors and Western Asset currently provide to the Funds; and

(e)	that the New Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors or sub-sub-advisory fees payable by QS Investors to Western Asset.

In approving the New Agreements, the Board Members also relied, as to QS Investors and Western Asset’s services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory and sub-sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Agreement was in the best interests of the applicable Fund and its shareholders and unanimously approved the New Agreements to take effect upon the closing of the transaction.

BROKERAGE INFORMATION

For the fiscal year ended October 31, 2019, the Transamerica Funds did not pay any commissions to affiliated broker-dealers.

For the fiscal year ended December 31, 2019, the TST Funds did not pay any commissions to affiliated broker-dealers.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of September 30, 2020, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of September 30, 2020, the following persons owned of record 5% or more of the outstanding shares of the class identified of the following Funds:

Transamerica ClearTrack 2015	Class	Shares	Percent of Class
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	R1	2,827,705.368	90.59%
Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	293,668.404	9.41%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	1,037.571	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,270.929	54.19%
Cleartrack 2015 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	16,591.127	30.71%
Cleartrack 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	8,157,303	15.10%

Transamerica ClearTrack 2020	Class	Shares	Percent of Class
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	R1	3,763,598.426	90.50%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	394,900.340	9.50%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	1,052.776	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,830.406	55.98%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	R6	17,167.313	32.21%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	6,293.345	11.81%

Transamerica ClearTrack 2025	Class	Shares	Percent of Class
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	R1	5,530,209.249	91.87%
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	489,526.609	8.13%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	990.056	100.00%
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	90,347.612	55.37%
Cleartrack 2025 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	43,686.025	26.77%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,137.084	17.86%

Transamerica ClearTrack 2030	Class	Shares	Percent of Class
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	R1	4,116,012.283	87.54%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	585,936.197	12.46%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	970.762	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,192.682	46.30%
Cleartrack 2030 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	25,482.423	40.42%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	8,370.974	13.28%

Transamerica ClearTrack 2035	Class	Shares	Percent of Class
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	R1	4,183,395.001	88.23%
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	558,316.086	11.77%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	950.466	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,146.484	40.86%
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	21,705.394	30.43%
Cleartrack 2035 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	20,483.023	28.71%

Transamerica ClearTrack 2040	Class	Shares	Percent of Class
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	R1	3,692,734.093	89.03%
Cleartrack 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	455,023.267	10.97%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	939.680	100.00%
Cleartrack 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	41,566.253	48.04%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,234.090	33.79%
Cleartrack 2040 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	15,722.182	18.17%

Transamerica ClearTrack 2045	Class	Shares	Percent of Class
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	R1	2,347,056.560	89.01%
Cleartrack 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	289,736.555	10.99%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	918.328	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,155.858	67.80%
Cleartrack 2045 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	7,052.082	16.40%
Cleartrack 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	6,793.230	15.80%

Transamerica ClearTrack 2050	Class	Shares	Percent of Class
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	R1	1,974,033.886	91.05%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	194,032.108	8.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	902.573	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	28,666.587	54.05%
Cleartrack 2050 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	15,532.973	29.29%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	8,836.059	16.66%

Transamerica ClearTrack 2055	Class	Shares	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R1	26,843.825	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	976.671	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	27,280.308	83.59%
Cleartrack 2055 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	3,786.956	11.60%

Transamerica ClearTrack 2060	Class	Shares	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R1	26,868.540	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	977.292	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	27,307.076	91.96%
Cleartrack 2060 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	2,052.687	6.91%

Transamerica ClearTrack Retirement Income	Class	Shares	Percent of Class
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	R1	5,035,974.994	92.73%
Cleartrack Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R1	394,966.679	7.27%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R3	1,044.493	100.00%
Cleartrack Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	R6	32,586.832	51.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	R6	29,377.013	46.37%

Transamerica Dynamic Income	Class	Shares	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	A	980,718.454	15.61%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	A	778,201.222	12.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	A	739,562.466	11.77%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	A	684,554.415	10.89%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	A	609,923.920	9.71%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	A	571,493.417	9.09%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	A	466,426.700	7.42%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	C	1,484,304.087	25.31%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	C	935,727.703	15.95%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	C	827,816.454	14.11%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	C	544,505.323	9.28%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	C	459,996.733	7.84%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	C	392,994.308	6.70%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	I	919,118.531	29.64%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	I	773,627.185	24.94%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	I	237,703.488	7.66%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	I	191,869.319	6.19%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	I	185,263.716	5.97%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	I	181,605.289	5.86%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	I	179,176.249	5.78%

Transamerica QS Investors Active Asset Allocation – Conservative VP	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	447,056.605	98.93%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	29,422,210.680	92.09%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	1,957,560.135	6.13%

Transamerica QS Investors Active Asset Allocation – Moderate VP	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	201,316.034	92.11%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	110,595,882.836	93.57%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	7,106,456.870	6.01%

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	2,316,247.366	94.75%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	42,342,799.651	90.68%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	3,937,885.732	8.43%

Transamerica Legg Mason Dynamic Allocation—Balanced VP	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	78,597,087.641	92.36%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	6,386,287.116	7.50%

Transamerica Legg Mason Dynamic Allocation—Growth VP	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	31,404,227.300	88.97%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	3,834,178.969	10.86%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of September 30, 2020, the following shareholders owned of record 25% or more of the outstanding shares of the following Funds:

Name & Address	Fund Name	Shares	Percent of Fund Owned
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2015	2,827,705.368	89.01%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	3,763,598.426	89.33%
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	5,530,209.249	89.40%
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	4,116,012.283	86.35%
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	4,183,395.001	86.89%
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2040	3,692,734.093	87.16%
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2045	2,347,056.560	87.54%
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	1,974,033.886	88.82%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	27,280.308	45.23%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	26,843.825	44.28%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	27,307.076	47.57%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	26,868.540	46.57%
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack Retirement Income	5,035,974.994	91.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation—Balanced VP	78,597,087.641	92.36%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Legg Mason Dynamic Allocation—Growth VP	31,404,227.300	88.97%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation – Moderate VP	110,595,882.836	93.40%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Conservative VP	29,422,210.680	90.80%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica QS Investors Active Asset Allocation Portfolio – Moderate Growth VP	42,342,799.651	86.14%

Each Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Funds Transamerica Series Trust

Erin D. Nelson
Secretary and Chief Legal Officer

October 28, 2020

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

QS INVESTORS, LLC

This Agreement, entered into as of July 31, 2020, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and QS Investors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders applicable to the Trust and TAM thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund” and collectively the “Funds”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Management Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Funds, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Funds with respect to such portion of each Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s then current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Subadviser; provided however, that the Subadviser will promptly notify TAM in writing of its inability to comply with such other restrictions and limitations. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on each Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s then current Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the then current investment objectives, policies and restrictions of the Funds referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time (subject to the limitations above), and any other specific policies adopted by the Board and promptly disclosed in writing to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of each Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of each Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian(s) of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act and applicable exemptive orders, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Funds in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of a Fund’s portfolio transactions provided herein.

(c)

The Funds hereby authorize any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Funds which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Funds hereby consent to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Funds and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Funds shall pay their allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Funds; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of each Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Funds, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and

TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, members, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the each Fund, its funds available, or to become available, for investment, and generally as to the condition of each of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to each of the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Funds, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite each Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of each Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of each Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in each Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the affirmative vote of a majority of the Trustees of that Fund or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to any Fund upon 60 days’ prior written notice, without penalty, by the Board or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written 60 days’ prior written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ prior written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the written consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust may use the name of the Subadviser and any marks, symbols or logos of the Subadviser (the “Subadviser’s Marks”) in registration statements or advertising, provided however, that none of the Subadviser’s Marks shall be used in any way by TAM or the Trust in any manner inconsistent with specifications provided to TAM by Subadviser without the Subadviser’s prior written approval, which may be withheld at the Subadviser’s sole discretion. Upon termination of this Agreement, the Trust will no longer have the right to the use the “Subadviser’s Marks.”

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, members, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. TAM and the Trust represent that they have provided the Subadviser with the Trust’s current registration statement and any amendments or supplements thereto (as referenced below), and the Subadviser represents, warrants and agrees that it has reviewed such registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review, upon receipt from TAM and the Trust, future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser in connection with its management of the Fund (and not with any other series of the Trust), including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement[cannot give a 10b-5 on future amendments or supplements that we have not reviewed], the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order and to such interpretations of the SEC or its staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved (a), by vote of the holders of a majority outstanding voting securities of that Fund, if so required by the 1940 Act , and (b) by a majority of the Trustees of that Fund, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of that Fund and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for a Fund is the property of such Fund, and further agrees to surrender promptly to a Fund any of such records upon such Fund’s request; provided however, that the Subadviser may maintain copies of such records as required by applicable law. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Thomas R. Wald
Name:	Thomas R. Wald
Title:	Chief Investment Officer and Senior Vice President

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name:	Eileen M. Stevens
Title:	Head of Business Management

Schedule A

Fund	Investment Subadvisory Fee*
ClearTrack 2015	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2020	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2025	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2030	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2035	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2040	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2045	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2050	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2055	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack 2060	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
ClearTrack Retirement Income	0.05% of the first $2.5 billion; and 0.04% in excess of $2.5 billion.**
Transamerica Dynamic Income	0.07% of first $250 million; 0.06% over $250 million up to $500 million; 0.05% over $500 million up to $1.50 billion; 0.04% over $1.5 billion up to $2.5 billion; and 0.03% over $2.5 billion.

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the Clear Track Retirement Series, which consists of the funds named above, each a separate series of Transamerica Funds.

INVESTMENT SUBADVISORY AGREEMENT

QS INVESTORS, LLC

This Agreement, entered into as of July 31, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and QS Investors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders applicable to the Trust and TAM thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund” and collectively the “Funds”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”) [have we seen the most recent executed version of this?], TAM hereby appoints the Subadviser to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Funds, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Funds with respect to such portion of each Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s then current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Subadviser; provided however, that the Subadviser will promptly notify TAM in writing of its inability to comply with such other restrictions and limitations. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on each Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s then current Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the then current investment objectives, policies and restrictions of the Funds referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time (subject to the limitations above), and any other specific policies adopted by the Board and promptly disclosed in writing to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of each Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of each Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian(s) of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act and applicable exemptive orders, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Funds in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of a Fund’s portfolio transactions provided herein.

(c)

The Funds hereby authorize any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Funds which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Funds hereby consent to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Funds and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Funds shall pay their allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Funds; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of each Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Funds, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, members, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the each Fund, its funds available, or to become available, for investment, and generally as to the condition of each of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to each of the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Funds, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite each Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of each Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of each Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in each Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the affirmative vote of a majority of the Trustees of that Fund or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to any Fund upon 60 days’ prior written notice, without penalty, by the Board or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written 60 days’ prior written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ prior written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the written consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust may use the name of the Subadviser and any marks, symbols or logos of the Subadviser (the “Subadviser’s Marks”) in registration statements or advertising, provided however, that none of the Subadviser’s Marks shall be used in any way by TAM or the Trust in any manner inconsistent with specifications provided to TAM by Subadviser without the Subadviser’s prior written approval, which may be withheld at the Subadviser’s sole discretion. Upon termination of this Agreement, the Trust will no longer have the right to the use the “Subadviser’s Marks.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, members, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. TAM and the Trust represent that they have provided the Subadviser with the Trust’s current registration statement and any amendments or supplements thereto (as referenced below), and the Subadviser represents, warrants and agrees that it has reviewed such registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review, upon receipt from TAM and the Trust, future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser in connection with its management of the Fund (and not with any other series of the Trust), including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement[cannot give a 10b-5 on future amendments or supplements that we have not reviewed], the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order and to such interpretations of the SEC or its staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved (a), by vote of the holders of a majority outstanding voting securities of that Fund, if so required by the 1940 Act , and (b) by a majority of the Trustees of that Fund, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of that Fund and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for a Fund is the property of such Fund, and further agrees to surrender promptly to a Fund any of such records upon such Fund’s request; provided however, that the Subadviser may maintain copies of such records as required by applicable law. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Thomas R. Wald
Name: Thomas R. Wald
Title: Chief Investment Officer and Senior Vice President

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name: Eileen M. Stevens
Title: Head of Business Management

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica QS Investors Active Asset Allocation—Conservative VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

Transamerica QS Investors Active Asset Allocation—Moderate VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

0.15% up to $50 million;

0.13% over $50 million up to $250 million;

0.11% over $250 million up to $1 billion;

0.09% over $1 billion up to $1.5 billion;

0.08% over $1.5 billion up to $2.5 billion

0.07% over $2.5 billion**

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the Funds, which consists of the funds named above, each a separate series of Transamerica Series Trust.

INVESTMENT SUBADVISORY AGREEMENT

QS INVESTORS, LLC

This Agreement, entered into as of July 31, 2020, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and QS Investors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders applicable to the Trust and TAM thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund” and collectively the “Funds”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Management Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Funds, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Funds with respect to such portion of each Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s then current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Subadviser; provided however, that the Subadviser will promptly notify TAM in writing of its inability to comply with such other restrictions and limitations. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on each Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s then current Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the then current investment objectives, policies and restrictions of the Funds referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time (subject to the limitations above), and any other specific policies adopted by the Board and promptly disclosed in writing to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of each Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of each Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian(s) of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act and applicable exemptive orders, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Funds in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of a Fund’s portfolio transactions provided herein.

(c)

The Funds hereby authorize any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Funds which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Funds hereby consent to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Funds and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Funds shall pay their allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Funds; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of each Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Funds, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, members, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the each Fund, its funds available, or to become available, for investment, and generally as to the condition of each of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to each of the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Funds, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite each Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of each Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of each Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in each Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the affirmative vote of a majority of the Trustees of that Fund or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to any Fund upon 60 days’ prior written notice, without penalty, by the Board or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written 60 days’ prior written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ prior written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the written consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust may use the name of the Subadviser and any marks, symbols or logos of the Subadviser (the “Subadviser’s Marks”) in registration statements or advertising, provided however, that none of the Subadviser’s Marks shall be used in any way by TAM or the Trust in any manner inconsistent with specifications provided to TAM by Subadviser without the Subadviser’s prior written approval, which may be withheld at the Subadviser’s sole discretion. Upon termination of this Agreement, the Trust will no longer have the right to the use the “Subadviser’s Marks.”

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, members, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. TAM and the Trust represent that they have provided the Subadviser with the Trust’s current registration statement and any amendments or supplements thereto (as referenced below), and the Subadviser represents, warrants and agrees that it has reviewed such registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review, upon receipt from TAM and the Trust, future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser in connection with its management of the Fund (and not with any other series of the Trust), including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement[cannot give a 10b-5 on future amendments or supplements that we have not reviewed], the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order and to such interpretations of the SEC or its staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved (a), by vote of the holders of a majority outstanding voting securities of that Fund, if so required by the 1940 Act , and (b) by a majority of the Trustees of that Fund, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of that Fund and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for a Fund is the property of such Fund, and further agrees to surrender promptly to a Fund any of such records upon such Fund’s request; provided however, that the Subadviser may maintain copies of such records as required by applicable law. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Thomas R. Wald
Name: Thomas R. Wald
Title: Chief Investment Officer and Senior Vice President

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name: Eileen M. Stevens
Title: Head of Business Management

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Legg Mason Dynamic Allocation— Balanced VP Transamerica Legg Mason Dynamic Allocation—Growth VP	0.13% of the first $1.5 billion; 0.11% over $1.5 billion up to $2.5 billion; 0.10% over $2.5 billion

*

As a percentage of average daily net assets on an annual basis. Subadvisory fees are based upon combined assets for Transamerica Legg Mason Dynamic Allocation—Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP

INVESTMENT SUB-SUBADVISORY AGREEMENT

WESTERN ASSET MANAGEMENT COMPANY

This Agreement, entered into as of July 31, 2020, by and between QS Investors, LLC, a Delaware limited liability company (referred to herein as the “Sub-Adviser”) and Western Asset Management Company, LLC, a California limited liability company (referred to herein as the “Sub-Subadviser”).

The Subadviser has been engaged by Transamerica Asset Management, Inc. (“TAM”) to provide certain investment advisory services with respect to the series of the Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act (collectively with the rules and regulations promulgated thereunder any exemption orders thereunder, the “1940 Act”), designated on Schedule A hereto (each a “Fund” and collectively the “Funds”). The Subadviser wishes to engage the Sub-Subadviser to provide certain investment advisory services with respect to the Fund, and the Sub-Subadviser is willing to furnish such services on the terms set forth herein. Such appointment does not relieve the Subadviser of any of its duties or obligations under the Subadvisory Agreement.

1. Appointment. In accordance with and subject to the Investment Subadvisory Agreement between the Subadviser and TAM with respect to the Fund (the “Subadvisory Agreement”), the Subadviser hereby appoints the Sub-Subadviser to act as a sub-subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Subadviser accepts such appointment agrees to render or cause to be rendered the services set forth herein for the compensation herein specified.

2. Subadvisory Services. In its capacity as Sub-Subadviser to the Funds, the Sub-Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Sub-Adviser, the Sub-Subadviser shall regularly provide the Funds with respect to such portion of each Fund’s assets as shall be allocated to the Sub-Subadviser by the Sub-Adviser from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s then current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of the Sub-Adviser or the Trust by notice in writing to the Sub-Subadviser; provided however, that the Sub-Subadviser will promptly notify the Sub-Adviser in writing of its inability to comply with such other restrictions and limitations. The Sub-Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on each Fund’s behalf as the Sub-Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-Subadviser provides the Sub-Adviser notice of any new investment agreements and any material amendments to existing investment agreements before executing any transactions on behalf of the Fund that are governed by such documents), all subject to the provisions of the Trust’s then current Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the then current investment objectives, policies and restrictions of the Funds referred to above, any written instructions and directions of the Board or the Sub-Adviser provided to the Sub-Subadviser from time to time (subject to the limitations above), and any other specific policies adopted by the Board and promptly disclosed in writing to the Sub-Subadviser. The Sub-Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of each Fund represented by the Allocated Assets and the Sub-Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of each Fund’s assets concerning Fund transactions in securities or other assets (other than the Sub-Adviser). The Sub-Subadviser is authorized, as the agent of the Trust, to give instructions with respect to the Allocated Assets to the custodian(s) of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act and applicable exemptive orders, the investment program to be provided hereunder may entail the investment of all or substantially all the Allocated Assets of the Funds in one or more investment companies.

(b)

The Sub-Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-Subadviser or its affiliates exercise investment discretion. The Sub-Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-Subadviser’s authority regarding the execution of a Fund’s portfolio transactions provided herein.

(c)

The Funds hereby authorize any entity or person associated with the Sub-Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Funds which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Funds hereby consent to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds (which shall be disclosed to the Sub-Adviser by the Sub-Adviser in writing), as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Sub-Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account advised by the Sub-Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-Subadviser and its directors and officers.

(d)

Unless the Sub-Adviser advises the Sub-Subadviser in writing that the right to vote proxies has been expressly reserved to the Sub-Adviser or the Trust or otherwise delegated to another party, the Sub-Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-Subadviser’s proxy voting policies and procedures without consultation with the Sub-Adviser or the Fund. The Sub-Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Sub-Adviser.

(e)

The Sub-Adviser and the Trust’s Valuation Committee shall have primary responsibility for valuation of the Fund’s assets. The Sub-Subadviser will be reasonably available to consult with the Sub-Adviser and the Trust’s Valuation Committee and to provide requested input concerning the valuation of portfolio securities. In addition, the SubSubadviser will promptly notify the Sub-Adviser in the event that the Sub-Subadviser becomes aware that the Fund is carrying a security at a value that the SubSubadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

3. Activities of the Sub-Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Sub-Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by the Sub-Adviser or the Sub-Subadviser incurred in the operation of the Funds and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Funds shall pay their allocable share of (i) fees payable to the Sub-Adviser pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Funds; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of each Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi)

custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Funds, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Sub-Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds.

(b)

The Sub-Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-Adviser shall also pay all fees payable to the Sub-Subadviser pursuant to this Agreement.

(c)

The Sub-Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-Subadviser shall authorize and permit any of its directors, members, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

The Sub-Adviser shall cause the Sub-Subadviser to be kept fully informed at all times with regard to the securities owned by the each Fund, its funds available, or to become available, for investment, and generally as to the condition of each of the Fund’s affairs. The Sub-Adviser shall furnish the Sub-Subadviser with such other documents and information with regard to each of the Fund’s affairs as the Sub-Subadviser may from time to time reasonably request.

(b)

The Sub-Subadviser, at its expense, shall supply the Board, the officers of the Trust and the Sub-Adviser with all information and reports reasonably required by them and reasonably available to the Sub-Subadviser relating to the services provided by the Sub-Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-Subadviser. As compensation for the services performed by the Sub-Subadviser, the Sub-Adviser shall pay the Sub-Subadviser out of the advisory fee it receives with respect to the Funds, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite each Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of each Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of each Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in each Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-Subadviser or any affiliated company of the Sub-Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the affirmative vote of a majority of the Trustees of that Fund or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to any Fund upon 60 days’ prior written notice, without penalty, by the Board or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by the Sub-Adviser upon written 60 days’ prior written notice to the Sub-Subadviser, without the payment of any penalty. The Sub-Subadviser may terminate the Agreement only upon giving 90 days’ prior written notice to the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment by the Sub-Subadviser and shall not be assignable by the Sub-Adviser without the written consent of the Sub-Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated, or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. The Sub-Adviser and the Trust may use the name of the Sub-Subadviser and any marks, symbols or logos of the Sub-Subadviser (the “Sub-Subadviser’s Marks”) in registration statements or advertising with Sub-Subadviser’s prior written approval, which may be withheld at the Sub-Subadviser’s sole discretion. Upon termination of this Agreement, the Trust will no longer have the right to the use the “Sub-Subadviser’s Marks.”

11. Liability of the Sub-Subadviser. The Sub-Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-Subadviser against any liability to the Sub-Adviser or the Fund to which the Sub-Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-Subadviser” shall include any affiliates of the Sub-Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, members, officers and employees of the Sub-Subadviser and such affiliates.

12. Registration Statement Disclosures. The Sub-Adviser and the Trust represent that they have provided the Sub-Subadviser with the Trust’s current registration statement and any amendments or supplements thereto (as referenced below), and the Sub-Subadviser represents, warrants and agrees that it has reviewed such registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review, upon receipt from the Sub-Adviser and the Trust, future amendments or supplements to the Registration Statement that relate to the Sub-Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future). The Sub-Subadviser represents and warrants that, solely with respect to the disclosure respecting or relating to the Sub-Subadviser in connection with its management of each Fund (and not with any other series of the Trust), including any performance information the Sub-Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement , the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Sub-Subadviser further agrees to notify the Sub-Adviser and the Trust promptly of any statement respecting or relating to the Sub-Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Sub-Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting each Fund, the Sub-Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement, is consistent with the manner in which the Sub-Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Sub-Subadviser that may arise in connection with the management of the Fund by the Sub-Subadviser.

The Sub-Subadviser further agrees to notify the Sub-Adviser and the Trust promptly in the event that the Sub-Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Sub-Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Sub-Subadviser that may arise in connection with the management of the Fund by the Sub-Subadviser.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order and to such interpretations of the SEC or its staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved (a), by vote of the holders of a majority outstanding voting securities of that Fund, if so required by the 1940 Act, and (b) by a majority of the Trustees of that Fund, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of that Fund and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, the Sub-Adviser and the Sub-Subadviser.

15. Books and Records. The Sub-Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Subadviser hereby agrees that any records that it maintains for a Fund is the property of such Fund, and further agrees to surrender promptly to a Fund any of such records upon such Fund’s request; provided however, that the Sub-Subadviser may maintain copies of such records as required by applicable law. The Sub-Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Sub-Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Sub-Adviser in any way or otherwise be deemed to be an agent of the Fund or the Sub-Adviser.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Funds are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Sub-Subadviser under this Agreement and as to the rights and privileges to which the Sub-Adviser is entitled pursuant to this Agreement, and that the Trust and the Funds are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Funds, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

20. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

QS INVESTORS, LLC

By:	/s/ Steven Ducker
Name: Steven Ducker
Title: Chief Compliance Officer

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Karlen Powell
Name: Karlen Powell
Title: Manager of Client Service Support

Schedule A

Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP

Investment Sub-Subadvisory Fee*

Fund Assets	Per Annum Fee
0 - $100 million	0.10%
>$100 million - $350 million	0.09%
>$350 million - $750 million	0.08%
>$750 million - $1.5 billion	0.07%
> $1.5 billion	0.06%

*

As a percentage of average daily net assets on an annual basis. The sub-subadvisory fee will be based on equally aggregated assets between the Transamerica Legg Mason Dynamic Allocation– Growth VP and Transamerica Legg Mason Dynamic Allocation– Balanced VP funds.

TRANSAMERICA FUNDS

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack 2055

Transamerica ClearTrack 2060

Transamerica ClearTrack Retirement Income

Transamerica Dynamic Income

TRANSAMERICA SERIES TRUST

Transamerica Legg Mason Dynamic Allocation - Balanced VP

Transamerica Legg Mason Dynamic Allocation - Growth VP

Transamerica QS Investors Active Asset Allocation - Conservative VP

Transamerica QS Investors Active Asset Allocation - Moderate VP

Transamerica QS Investors Active Asset Allocation - Moderate Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060, Transamerica ClearTrack Retirement Income, Transamerica Dynamic Income, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Transamerica Legg Mason Dynamic Allocation – Growth VP, Transamerica QS Investors Active Asset Allocation – Conservative VP, Transamerica QS Investors Active Asset Allocation – Moderate VP and Transamerica QS Investors Active Asset Allocation – Moderated Growth VP (each a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement is to inform investors that on on June 17-18, 2020, the Boards of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust (collectively, the “Trusts”) approved new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and QS Investors, LLC (“QS Investors”), the Funds’ sub-adviser, (the “New Sub-Advisory Agreements”) with respect to the Funds and a new sub-sub-advisory agreement between QS Investors and Western Asset Management Company (“Western Asset”) with respect to Transamerica Legg Mason Dynamic Allocation – Balanced VP and Transamerica Legg Mason Dynamic Allocation—Growth VP (the “Dynamic Allocation Funds”) (the “New Sub-Sub-Advisory Agreement” and together with the New Sub-Advisory Agreements, the “New Agreements”) to take effect upon the closing of Franklin Resources, Inc.’s acquisition of Legg Mason Inc., the ultimate parent entity of QS Investors and Western Asset (the “Transaction”). The Transaction closed on July 31, 2020. This Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the prior sub-advisory agreements with QS Investors with respect to the Funds and the prior sub-sub-advisory agreement between QS Investors and Western Asset with respect to the Dynamic Allocation Funds, and resulted in the automatic termination of those prior agreements. In approving the New Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory and sub-sub-advisory services provided to the Funds. TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement provides information regarding the New Agreements.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Trusts’ Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least April 30, 2021 at https://www.transamerica.com/media/qs-investors-control-change_tcm145-121780.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Transamerica Funds at 1-888-233-4339 or TST Funds at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.